UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 7, 2017

DCP MIDSTREAM, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 595-3331
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2017, DCP Midstream, LP (the "Partnership") issued a press release announcing its financial results for the three and nine months ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow, and adjusted segment EBITDA for each of the Partnership's business segments. The most directly comparable GAAP financial measures to adjusted EBITDA, distributable cash flow, and adjusted segment EBITDA are, respectively, net (loss) income attributable to partners, net cash provided by operating activities, and the applicable segment net income attributable to partners, each of which is presented prominently below and in the attached press release for the periods presented:
DCP MIDSTREAM, LP
GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Millions)		(Millions)
Net (loss) income attributable to partners	$(20)	$89	$169	$132
Net cash provided by operating activities	$324	$217	$684	$521
DCP MIDSTREAM, LP
SEGMENT GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Millions)		(Millions)
Gathering and Processing segment:
Segment net income attributable to partners	$29	$134	$322	$310
Logistics and Marketing segment:
Segment net income attributable to partners	$99	$103	$278	$273

In accordance with General Instruction B.2 of Form 8-K, the press release furnished as Exhibit 99.1 to this current report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 7, 2017.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 7, 2017

DCP MIDSTREAM, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Sean P. O'Brien
		Name:	Sean P. O'Brien
		Title:	Group Vice President and Chief Financial Officer